Exhibit 99.1

FOR IMMEDIATE RELEASE

MyMedicalRecords Enters Into Agreement With WebMD and
Initiates Service Against Jardogs LLC, a Subsidiary of Allscripts

LOS ANGELES, CA - June 7, 2013 -- MMRGlobal, Inc. (OTCQB: MMRF) ("MMR") has announced that as previously disclosed, MyMedicalRecords, Inc., a wholly owned subsidiary of MMRGlobal, sued WebMD Health Corp. and WebMD Health Services Group, Inc. (collectively, "WebMD") in federal district court for patent infringement. MMR has entered into a written agreement with WebMD to dismiss the case without prejudice to re-filing the same case again, in order to continue to try and resolve the matter without the timing constraints imposed by the lawsuit. As the dismissal is without prejudice, MMR retains the right to re-file the litigation at any time. The complaint was filed in the United States District Court for the Central District of California, case number CV 13-00979 (ODW/SHx), on February11, 2013, and is available on the court's website http://www.pacer.gov/.

Robert H. Lorsch, CEO of MMRGlobal, said, "As a former arbitrator for the American Arbitration Association, I learned from firsthand experience that resolving disputes privately at a table is always my preferred course of action when compared to spending millions of dollars in legal fees over years in a courtroom. As the inventor of MMR's health IT patent portfolio, I see this announcement as a positive development for the Company. The purpose in filing our patents has always been to protect MMR's constitutional right to own property and sell the products and services which include our patented IP. We hope this will be the first of many similar opportunities to build business relationships at the negotiating table with hospitals, providers, vendors and others who may be infringing on the Company's IP."

The Company also announced that domestically, it has initiated service of its patent infringement complaint recently filed against Jardogs LLC, a subsidiary of Allscripts, case number CV 13-3560, which can also be found at http://www.pacer.gov/. According to the complaint, Jardogs provides health information services to consumers and healthcare providers and Jardogs, while infringing on MMR's patent, also has induced others including Allscripts, distributors, agents, resellers and users to infringe one or more claims of the patent.

Internationally, MMR has retained the Sydney, Australia-based law firm of Rockwell Olivier, which earlier this week advised the National E-Health Transition Authority in Australia ("NEHTA") that based on preliminary investigations, the personally controlled electronic health record system deployed by NEHTA appears in many respects to be using the same methods as MMR's MyMedicalRecords Australian patents, specifically numbers 2006202057 and 2008202401.

"While we continue to pursue additional licensing opportunities, we remain confident in the value of our seven issued U.S. patents and global patents in 12 countries around the world. MMR remains committed to aggressively leveraging our portfolio of health information technology patents in the marketplace to obtain the highest value for our stockholders, employees and vendors," Lorsch added.

MMR is a leading provider of Personal Health Records, MyEsafeDepositBox storage solutions, and MMRPro document management and imaging systems for healthcare professionals. The MMR Patent Portfolio includes seven issued U.S. patents -- U.S. Patent Nos. 8,301,466; 8,352,287; 8,352,288; 8,121,855; 8,117,646; 8,117,045; and 8,321,240 -- as well as additional applications and continuation applications including nearly 400 claims. The patents involve inventions pertaining to Personal Health Records, Patient Portals and other Electronic Health Record systems. MMR also has been granted patents and has other pending applications in countries of commercial interest including Australia, Singapore, New Zealand, Mexico, Japan, Canada, Hong Kong, South Korea, Israel, and European nations. The Company's health IT patent portfolio was the subject of a May 2, 2013 report on Personal Health Records that concluded that the value of the Company's U.S. patents could reach between $800 million to $1.1 billion in revenue (available at http://michaelbass.com/PDF/Patent_Valuation.pdf).

About MMRGlobal
 MMRGlobal, Inc., through its wholly-owned operating subsidiary, MyMedicalRecords, Inc., provides secure and easy-to-use online Personal Health Records ("PHRs") and electronic safe deposit box storage solutions, serving consumers, healthcare professionals, employers, insurance companies, financial institutions, retail pharmacies, and professional organizations and affinity groups. The MyMedicalRecords PHR enables individuals and families to access their medical records and other important documents, such as birth certificates, passports, insurance policies and wills, anytime from anywhere using the Internet. MyMedicalRecords is built on proprietary, patented technologies to allow documents, images and voicemail messages to be transmitted and stored in the system using a variety of methods, including fax, phone, or file upload without relying on any specific electronic medical record platform to populate a user's account. The Company's professional offering, MMRPro, is designed to give physicians' offices an easy and cost-effective solution to digitizing paper-based medical records and sharing them with patients through an integrated patient portal. Through its merger with Favrille, Inc. in January 2009, the Company acquired intellectual property biotech assets that include anti-CD20 antibodies and data and samples from its FavId™/Specifid™ vaccine clinical trials for the treatment of B-Cell Non-Hodgkin's lymphoma. To learn more about MMRGlobal, Inc. visit www.mmrglobal.com. View demos and video tutorials of the Company's products and services at www.mmrtheater.com.

Forward-Looking Statements
All statements in this press release that are not strictly historical in nature, including, without limitation, intellectual property enforcement actions, infringement claims or litigation, intellectual property licenses, and future performance, management's expectations, beliefs, intentions, estimates or projections, constitute "forward-looking statements." Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. Some can be identified by the use of words (and their derivations) such as "need," "possibility," "potential," "intend," "offer," "development," "if," "negotiate," "when," "begun," "believe," "achieve," "will," "estimate," "expect," "maintain," "plan," and "continue," or the negative of these words. Actual outcomes and results of operations and the timing of selected events may differ materially from the results predicted, and any reported results should not be considered as an indication of future performance. Such statements are necessarily based on assumptions and estimates and are subject to various risks and uncertainties, including those relating to the possible invalidity of the underlying assumptions and estimates and possible changes or developments in economic, business, industry, market, legal and regulatory circumstances and conditions and actions taken or omitted to be taken by third parties, including customers, suppliers, business partners, potential licensees, competitors and legislative, judicial and other governmental authorities and officials. Factors that could cause or contribute to such differences include, but are not limited to: unexpected outcomes with respect to intellectual property enforcement actions, claims of intellectual property infringement and general intellectual property litigation; our ability to maintain, develop, monetize and protect our patent portfolio for both the Company's health IT and biotechnology intellectual property assets in the U.S. and internationally; the timing of milestone payments in connection with licensing our intellectual property; our ability to establish and maintain strategic relationships; changes in our relationships with our licensees; the risk the Company's products are not adopted or viewed favorably by the healthcare community and consumer retail market; business prospects, results of operations or financial condition; risks related to the current uncertainty and instability in financial and lending markets, including global economic uncertainties; the timing and volume of sales and installations; the length of sales cycles and the installation process; the market's acceptance of new product and service introductions; competitive product offerings and promotions; changes in government laws and regulations including the 2009 HITECH Act and changes in Meaningful Use and the 2010 Affordable Care Act; future changes in tax legislation and initiatives in the healthcare industry; undetected errors in our products; the possibility of interruption at our data centers; risks related to third party vendors; risks related to obtaining and integrating third-party licensed technology; risks related to a security breach by third parties; risks associated with recruitment and retention of key personnel; other litigation matters; uncertainties associated with doing business internationally across borders and territories; and additional risks discussed in the Company's filings with the Securities and Exchange Commission, including disclosures about the Company's relationship with the Michael Bass Group since 2009. The Company is providing this information as of the date of this release and, except as required by applicable law, does not undertake any obligation to update any forward-looking statements contained in this release as a result of new information, future events or otherwise.

CONTACT:

Michael Selsman
Public Communications Co.
(310) 922-7033
 ms@publiccommunications.biz